Exhibit 10.3

                                  OFFICE LEASE
                  [RiverPark Corporate Center--Building Three]

         THIS OFFICE LEASE (this "Lease") is entered into as of the 21st day of January, 2005, between RIVERPARK THREE, LLC, a Utah limited liability company ("Landlord"), whose address is 2875 South Decker Lake Drive, Suite 170, Salt Lake City, Utah 84119, and ARKONA, INC., a Delaware corporation ("Tenant"), whose address is 10757 South River Front Parkway, Suite 400, South Jordan, Utah 84095.


         FOR THE SUM OF TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant agree as follows:

         1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

                  1.1. "Basic Monthly Rent" means the following amount(s) per calendar month for the period(s) indicated; provided, however, that if the Commencement Date occurs on a date other than the date set forth in Paragraph 1.3, the periods set forth below shall begin on such other date (as memorialized in the Commencement Date Certificate attached as Exhibit D) and shall shift accordingly(1):

                                                                      Annual Cost Per
         Period(s)                          Basic Monthly Rent        Rentable Square Foot
         ---------                          ------------------        --------------------
         Commencement Date through          $11,469.33(2)             $5.50
         -------------------------          ----------                -----
           June 30, 2005, inclusive
           ------------------------

         July 1, 2005 through               $38,161.60 per month      $18.30
         --------------------               --------------------      ------
           June 30, 2006, inclusive

         July 1, 2006 through               $39,204.27 per month      $18.80
         --------------------               --------------------      ------
           June 30, 2007, inclusive

         July 1, 2007 through               $40,246.93 per month      $19.30
         --------------------               --------------------      ------
           June 30, 2008, inclusive

----------------------

(1) ; provided further, however, that so long as the Commencement Date occurs on or before July 1, 2005, the periods (and the Basic Monthly Rent payable for the periods) set forth below shall not shift.

(2) This amount shall be prorated on a per diem basis if the Commencement Date occurs after June 1, 2005.

         July 1, 2008 through               $41,289.60 per month      $19.80
         --------------------               --------------------      ------
           June 30, 2009, inclusive

         July 1, 2009 through               $42,332.27 per month      $20.30
         --------------------               --------------------      ------
           June 30, 2010, inclusive

The Expense Stop is included in the Basic Monthly Rent.

                  1.2. "Building" means the building with the street address of 10757 South River Front Parkway, in South Jordan, Utah.

                  1.3. "Commencement Date" means(3) July 1, 2005; provided, however, that if Landlord's construction obligations with respect to the Premises have not been fulfilled on or before such date, the "Commencement Date" shall be the date on which such obligations are fulfilled, subject only to the completion by Landlord of any "punch list" items that do not materially interfere with Tenant's use and enjoyment of the Premises. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the date set forth in the first line of this definition, this Lease shall not be void or voidable, and Landlord shall not be liable to Tenant for any resultant loss or damage.

                  1.4. "Expense Stop" means $137,632.00 (on an annual basis). The Expense Stop is computed by multiplying the number of rentable square feet of the Premises by $5.50 per square foot.

                  1.5. "Expiration Date" means the date which is five (5) years after the Commencement Date, plus any partial calendar month occurring between the Commencement Date and the first day of the first full calendar month following the Commencement Date, if the Commencement Date does not occur on the first day of a calendar month.

                  1.6.   "Improvements"   means  the   Building  and  all  other
improvements related to the Building.

                  1.7. "Occupants" means any assignee, subtenant, employee, agent, licensee or invitee of Tenant.

                  1.8. "Permitted Use" means general office purposes only, and no other purpose.

                  1.9. "Premises" means Suite 400 on the fourth floor, consisting of approximately 21,380 usable square feet and approximately 25,024 rentable square feet, shown on the attached Exhibit B, and located in the Building, which contains approximately 79,973 usable square feet and

-----------------------------
(3) the earlier of (a) the date on which Tenant takes occupancy of the Premises, or (b) approximately 94,751 rentable square feet. The Premises do not include, and Landlord reserves, the exterior walls and roof of the Premises, the land and other area beneath the floor of the Premises, the pipes, ducts, conduits, wires, fixtures and equipment above the suspended ceiling of the Premises and the structural elements that serve the Premises or comprise the Building. Landlord's reservation includes the right to install, inspect, maintain, use, repair, alter and replace those areas and items and to enter the Premises in order to do so. For all purposes of this Lease, the calculation of "usable square feet" and "rentable square feet" contained within the Premises and the Building shall be subject to final measurement and verification by Landlord's architect according to ANSI/BOMA Standard Z65.1-1996 (or any successor standard) and, in the event of a variation, Landlord and Tenant shall amend this Lease accordingly, amending each provision that is based on usable or rentable square feet, including, without limitation, Basic Monthly Rent, Expense Stop, Security Deposit, Tenant's Parking Stall Allocation, Tenant's Percentage of Operating Expenses and tenant improvement allowance, if any.

                  1.10. "Property" means the Improvements and the land owned by Landlord and serving the Improvements.

                  1.11. "Security Deposit" means $42,500.00.

                  1.12. "Tenant" means each person executing this Lease as a Tenant under this Lease. If more than one person is set forth on the signature line as Tenant, their liability under this Lease shall be joint and several. If more than one Tenant exists, any notice required or permitted by the terms of this Lease may be given by or to any one Tenant, and shall have the same force and effect as if given by or to all persons comprising Tenant.

                  1.13. "Tenant's Parking Stall Allocation" means one hundred seven (107) parking stalls.

                  1.14. "Tenant's Percentage of Operating Expenses" means 26.410 percent, which is the result obtained by dividing the rentable square feet of the Premises by the rentable square feet of all premises within the Building.

                  1.15. "Term" means the period commencing at 12:01 a.m. of the Commencement Date and expiring at midnight of the Expiration Date.

         2. Agreement of Lease; Work of Improvement; Construction of Building.

                  2.1. Agreement of Lease. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Term, together with such rights of ingress and egress over and across the Property that are reasonably necessary for the use of the Premises, in accordance with the provisions set forth in this Lease.

                  2.2. Work of Improvement. The respective obligations (if any) of Landlord and Tenant to prepare the Premises for occupancy are described on the attached Exhibit C. Landlord and Tenant shall perform or have such work performed promptly, diligently and in a first-class and workmanlike manner. On occupancy of the Premises by Tenant, all of the obligations of Landlord set forth on the attached Exhibit C shall be deemed to be completed satisfactorily, except for any items set forth in a "punch list" prepared by Landlord and Tenant pursuant to a walk-through of the Premises within ten (10) days after the Commencement Date. Except as set forth on the attached Exhibit C(4), the Premises shall be delivered by Landlord and accepted by Tenant in their "as-is" condition, and Landlord shall not be obligated to make any improvements or repairs to the Premises.

                  2.3. Construction of Building. If the Building in which the Premises are to be located is not presently completed, Landlord shall construct and complete the Building and perform Landlord's work as set forth on the attached Exhibit C as soon as reasonably possible.

         3. Term; Commencement Date. Tenant's obligation to pay rent under this Lease shall commence on the Commencement Date (unless otherwise set forth in Paragraph 1.1), and shall be for the Term. On Landlord's request, Landlord and Tenant shall execute a written acknowledgement of the Commencement Date in the form of the attached Exhibit D, which acknowledgement shall be deemed to be a part of this Lease and, if requested by Landlord, shall be consented to by any guarantor of this Lease on Landlord's standard form. If a dispute exists over when the Premises are ready for occupancy, the(5) decision of Landlord's architect or contractor shall be final.

         4. Basic Monthly Rent. Tenant covenants to pay to Landlord without abatement (except as expressly provided in this Lease), deduction, offset, prior notice or demand the Basic Monthly Rent in lawful money of the United States at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date (unless otherwise set forth in Paragraph 1.1). If the first day on which Basic Monthly Rent is due under this Lease is not the first day of a calendar month, on or before such due date the Basic Monthly Rent shall be paid for the initial fractional calendar month prorated on a per diem basis and for the first full calendar month following such due date. If this Lease expires or terminates on a day other than the last day of a calendar month, the Basic Monthly Rent for such fractional month shall be prorated on a per diem basis. Notwithstanding the foregoing, concurrently with its execution of this Lease, Tenant shall pay to Landlord in advance the Basic Monthly Rent for the first full calendar month following the Commencement Date in which full Basic Monthly Rent is payable.

---------------------

(4) , in the immediately preceding sentence or in any other provision of this lease

(5) commercially reasonable

         5.       Operating Expenses.
                  ------------------

                  5.1. Definitions. As used in this Lease, each of the following terms shall have the meaning indicated:

                           5.1.1.   "Estimated  Operating  Expenses"  means  the
projected amount of Operating
Expenses for any given Operating Year as estimated by Landlord, in Landlord's reasonable discretion.

                           5.1.2.  "Operating  Expenses"  means  all  reasonable
costs, expenses and fees incurred or
payable by Landlord in connection with this Lease and the ownership, operation, management, maintenance and repair of the Property, determined in accordance with the reasonable accounting procedures and business practices customarily employed by Landlord(6), including, without limitation, the costs, expenses and fees of the following: real and personal property taxes and assessments (and any tax levied in whole or in part in lieu of or in addition to such taxes and assessments); rent and gross receipts taxes; assessments for the RiverPark Corporate Center levied under a common maintenance regime; removal of snow, ice, trash and other refuse; landscaping, cleaning, janitorial, parking and security services; fire protection; utilities; supplies and materials; insurance; licenses, permits and inspections; administrative services, including, without limitation, legal, consulting and accounting services; labor and personnel; reasonable reserves for Operating Expenses; rental or a reasonable allowance for depreciation of personal property; improvements to and maintenance and repair of the Building and all equipment used in the Building; management services; and that part of office rent or the rental value of space in the Building used by Landlord to operate the Property. All Operating Expenses shall be computed on an annual basis. Tenant shall have sole responsibility for and shall pay when due all taxes, assessments, charges and fees levied by any governmental or quasi-governmental authority on Tenant's use of the Premises or any leasehold improvements, personal property or fixtures kept or installed in the Premises by Tenant. Notwithstanding the foregoing, Operating Expenses shall not include depreciation of the Improvements or debt service related to the Property.

                           5.1.3. "Operating Year" means each calendar year, all
or a portion of which falls
within the Term.

                           5.1.4.   "Tenant's   Estimated   Share  of  Operating
Expenses" means the result obtained by
multiplying Tenant's Percentage of Operating Expenses by the Estimated Operating Expenses and then subtracting from the result the Expense Stop. Tenant's Estimated Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant's Estimated Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.
--------------------

(6) and in a manner that is consistent with those procedures and practices generally employed by owners and managers of Class "A" office buildings in the Salt Lake City metropolitan area.

                           5.1.5.  "Tenant's Share of Operating  Expenses" means
the result obtained by multiplying Tenant's Percentage of Operating Expenses by the Operating Expenses actually incurred in any given Operating Year and then subtracting from the result the Expense Stop. Tenant's Share of Operating Expenses for any fractional Operating Year shall be calculated by determining Tenant's Share of Operating Expenses for the relevant Operating Year and then prorating such amount over such fractional Operating Year.

                  5.2. Payment of Operating Expenses. In addition to the Basic Monthly Rent, Tenant covenants to pay to Landlord without abatement, deduction, offset, prior notice (except as provided in this Paragraph 5) or demand Tenant's Share of Operating Expenses in lawful money of the United States at such place as Landlord may designate, in advance on or before the first day of each calendar month during the Term, commencing on the Commencement Date, in accordance with the provisions of this Paragraph 5. On or prior to the Commencement Date and prior to each Operating Year after the Commencement Date, if reasonably practicable, Landlord shall furnish Tenant with a written statement (the "Estimated Operating Expenses Statement") showing in reasonable detail the computation of Tenant's Estimated Share of Operating Expenses. On or prior to the Commencement Date, and on the first day of each month following the Commencement Date, Tenant shall pay to Landlord one-twelfth (1/12th) of Tenant's Estimated Share of Operating Expenses as specified in the Estimated Operating Expenses Statement for such Operating Year. If Landlord fails to give Tenant an Estimated Operating Expenses Statement prior to any Operating Year, Tenant shall continue to pay on the basis of the Estimated Operating Expenses Statement for the prior Operating Year until the Estimated Operating Expenses Statement for the current Operating Year is received. If at any time it appears to Landlord that the Operating Expenses will vary from Landlord's original estimate, Landlord may deliver to Tenant a revised Estimated Operating Expenses Statement for such Operating Year, and subsequent payments by Tenant for such Operating Year shall be based on such revised Estimated Operating Expenses Statement. Within a reasonable time after the expiration of any Operating Year, Landlord shall furnish Tenant with a written statement (the "Actual Operating Expenses Statement") showing in reasonable detail the computation of Tenant's Share of Operating Expenses for such Operating Year and the amount by which Tenant's Share of Operating Expenses exceeds or is less than the amounts paid by Tenant during such Operating Year. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year is less than Tenant's Share of Operating Expenses for such Operating Year, Tenant shall pay to Landlord such deficit within thirty (30) days after delivery of the Actual Operating Expenses Statement. Such payments by Tenant shall be made notwithstanding that the Actual Operating Expenses Statement is furnished to Tenant after the expiration of the Term or sooner termination of this Lease. If the Actual Operating Expenses Statement indicates that the amount actually paid by Tenant for the relevant Operating Year exceeds Tenant's Share of Operating Expenses for such Operating Year, such excess shall, at Landlord's(7) option, either be applied against any amount then payable or to become payable by Tenant under this Lease, or promptly refunded to Tenant. No failure by Landlord to require the payment of Tenant's Share of Operating Expenses for any period shall constitute a waiver of Landlord's right to collect Tenant's Share of Operating Expenses for such period or for any subsequent period. If the Expense Stop exceeds Tenant's Share of Operating Expenses for any full or partial Operating Year, Tenant shall not be entitled to any refund, credit or adjustment of Basic Monthly Rent. Notwithstanding the foregoing to the contrary, the Operating Expenses that vary with occupancy and are attributable to any part of the Term in which less than ninety-five percent (95%) of the rentable area of the Building is occupied by tenants, will be adjusted by Landlord to the amount that Landlord reasonably believes the Operating Expenses would have been if ninety-five percent (95%) of the rentable area of the Building had been occupied.

-------------------

(7) Tenant's
                                       -6-

                  5.3. Resolution of Disagreement. Every statement given to Tenant by Landlord under this Lease, including, without limitation, any statement given to Tenant pursuant to Paragraph 5.2, shall be conclusive and binding on Tenant unless within fifteen (15)(8) days after the receipt of such statement Tenant notifies Landlord that Tenant disputes the correctness of such statement, specifying the particular respects in which the statement is claimed to be incorrect. Pending the determination of such dispute by agreement between Landlord and Tenant, Tenant shall, within thirty (30) days after receipt of such statement, pay the amounts set forth in such statement in accordance with such statement, and such payment shall be without prejudice to Tenant's position. If such dispute exists and it is subsequently determined that Tenant has paid amounts in excess of those then due and payable under this Lease, Landlord, at Landlord's(9) option, shall either apply such excess to an amount then payable or to become payable under this Lease or return such excess to Tenant.(10) Landlord shall grant to an independent certified public accountant retained by Tenant reasonable access to Landlord's books and records for the purpose of verifying Operating Expenses incurred by Landlord, at Tenant's sole cost.

         6. Security Deposit. On the date of this Lease, Tenant shall deposit with Landlord the Security Deposit as security for the faithful performance by Tenant under this Lease. The Security Deposit shall be returned (without interest) to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest under this Lease) after the expiration of the Term or sooner termination of this Lease and delivery of possession of the Premises to Landlord in accordance with Paragraph 17 if, at such time, Tenant is not in default under this Lease. If Landlord's interest in this Lease is conveyed, transferred or assigned, Landlord shall transfer or credit the Security Deposit to Landlord's successor in interest, and Landlord shall be released from any liability for the return of the Security Deposit. Landlord may intermingle the Security Deposit with Landlord's own funds, and shall not be deemed to be a trustee of the Security Deposit. If Tenant fails to pay or perform in a timely manner any obligation under this Lease, Landlord may, prior to, concurrently with or

---------------------
(8) thirty

(9) Tenant's

(10) If such dispute is not resolved  between  Landlord and Tenant  within sixty
(60) days, at the request of either Landlord or Tenant, such dispute shall be resolved by an independent certified public accountant, whose decision shall be binding. Landlord and Tenant, acting reasonably and in good faith, shall mutually select, and equally share the cost of, such accountant.

subsequent to, exercising any other right or remedy, use, apply or retain all or any part of the Security Deposit for the payment of any monetary obligation due under this Lease, or to compensate Landlord for any other expense, loss or damage which Landlord may incur by reason of Tenant's failure, including any damage or deficiency in the reletting of the Premises. If all or any portion of the Security Deposit is so used, applied or retained, Tenant shall immediately deposit with Landlord cash in an amount sufficient to restore the Security Deposit to the original amount. Landlord may withhold the Security Deposit after the expiration of the Term or sooner termination of this Lease until Tenant has paid in full Tenant's Share of Operating Expenses for the Operating Year in which such expiration or sooner termination occurs and all other amounts payable under this Lease. The Security Deposit is not a limitation on Landlord's damages or other rights under this Lease, a payment of liquidated damages or prepaid rent and shall not be applied by Tenant to the rent for the last (or any) month of the Term, or to any other amount due under this Lease. If this Lease is terminated due to any default of Tenant, any portion of the Security Deposit remaining at the time of such termination shall immediately inure to the benefit of Landlord as partial compensation for the costs and expenses incurred by Landlord in connection with this Lease(11), and shall be in addition to any other damages to which Landlord is otherwise entitled.

         7. Use. Tenant shall not use or occupy or permit the Premises to be used or occupied for any purpose other than for the Permitted Use, and shall not do or permit anything to be done by Tenant's Occupants which may (a) increase the existing rate or violate the provisions of any insurance carried with respect to the Property, (b) create a public or private nuisance, commit waste or interfere with, annoy or disturb any other tenant or occupant of the Building or Landlord in the operation of the Building, (c) overload the floors or otherwise damage the structure of the Building, (d) constitute an improper, immoral or objectionable purpose, (e) increase the cost of any utility service beyond the level permitted(12) by Paragraph 8, (f) violate any present or future laws, ordinances, regulations or requirements or any covenants, conditions and restrictions existing with respect to the Property, (g) subject Landlord or any other tenant to any liability to any third party, or (h) lower the first-class character of the Building. Tenant shall, at Tenant's sole cost, (v) use the Premises in a careful, safe and proper manner(13), (w) comply with all present and future laws, ordinances, regulations and requirements and any covenants, conditions and restrictions existing with respect to the Property, including, without limitation, those relating to hazardous substances, hazardous wastes, pollutants or contaminants and those relating to access by disabled persons, (x) comply with the requirements of any board of fire underwriters or other similar body relating to the Premises, (y) keep the Premises free of objectionable noises and odors, including, without limitation, cigar, pipe and similar smoke odors, and (z) not store, use or dispose of any hazardous substances, hazardous wastes, pollutants or contaminants on the Property. Landlord may, in Landlord's sole discretion, designate some or all of the Building (including the Premises) as a non-smoking area.

--------------------------

(11) to the extent that such costs or expenses are actually incurred or payable by Landlord.

(12) contemplated

(13) consistent with normal business practices

         8. Utilities and Services.
            -----------------------

                  8.1. Landlord's Obligations. Landlord shall cause to be furnished to the Premises electricity for normal lighting and office computers and equipment, heat and air-conditioning, light janitorial services (emptying wastebaskets, dusting and vacuuming) and window washing, snow removal, landscaping, grounds keeping and elevator service(14). If Landlord provides electric current to the Premises in excess of normal office usage levels to enable Tenant to operate any data processing or other equipment requiring extra electric current, or if Landlord provides any other utility or service which is in excess of that typically required for routine office purposes, including additional cooling necessitated by Tenant's equipment, Landlord shall reasonably determine or calculate the cost of such additional electric current, utility or service, and Tenant shall pay such cost on a monthly basis to Landlord. Landlord may cause an electric or water meter to be installed in the Premises in order to measure the amount of electricity or water consumed for any such use, and the cost of such meter shall be paid promptly by Tenant. Tenant, at Tenant's sole cost, shall provide telephone service to the Premises. Tenant may be separately billed for and, if billed, shall pay the cost of, any electricity, heating, ventilating and air-conditioning used during any period other than Monday through Friday from 7:00 a.m. to 6:00 p.m., and Saturday from 8:00 a.m. to 1:00 p.m.

                  8.2. Landlord's Liability. Landlord shall not be liable for and Tenant shall not be entitled to terminate this Lease, to effectuate any abatement or reduction of rent or to collect any damages by reason of Landlord's failure to provide or furnish any of the utilities or services set forth in Paragraph 8.1 if such failure was occasioned by any strike or labor controversy, any act or default of Tenant, the inability of Landlord(15) to obtain services from the company supplying the same or any other cause beyond the reasonable control of Landlord or(16) by the making of necessary repairs or improvements to the Property. In no event shall Landlord be liable for loss or injury to persons or property, however arising, occurring in connection with or attributable to any failure to furnish such utilities or services even if within the control of Landlord, excepting only Landlord's willful misconduct or gross negligence.

         9.       Maintenance and Repairs; Alterations; Access to Premises.
                  ---------------------------------------------------------

                  9.1. Maintenance and Repairs. Landlord shall maintain in good order, condition and repair and in a clean and sanitary condition the Property, excepting the Premises and portions of the Building leased by persons not affiliated with Landlord. Tenant, at Tenant's sole cost, shall maintain the Premises and every part of the Premises (including, without limitation, all floors, walls and ceilings and their coverings, doors and locks, and Tenant's furnishings, trade fixtures, signage, leasehold improvements, equipment and

-----------------------

(14) in a manner comparable to other Class "A" office buildings in the Salt Lake metropolitan area.

(15) after exercising commercially reaonable diligence

(16) , provided that such repairs or improvements are undertaken in a commercially reasonable manner, other personal property from time to time situated in or on the Premises) in good order, condition and repair and in a clean and sanitary condition(17).

                  9.2. Alterations.  Tenant shall not make any change,  addition or improvement to the Premises (including, without limitation, the attachment of any fixture or equipment, or the addition of any pipe, line, wire, conduit or related facility for water, electricity, natural gas, telephone, sewer or other utility), unless such change, addition or improvement (a) equals or exceeds the then-current standard for the Building and utilizes only new and first-grade materials, (b) is in conformity with all applicable laws, ordinances, regulations and requirements, and is made after obtaining any required permits and licenses, (c) is made with the prior written consent of Landlord, (d) is made pursuant to plans and specifications approved in writing in advance by Landlord, (e) is made after Tenant has provided to Landlord such indemnification or bonds, including, without limitation, a performance and completion bond, in such form and amount as may be satisfactory to Landlord, to protect against claims and liens for labor performed and materials furnished, and to insure the completion of any change, addition or improvement, (f) is carried out by persons approved in writing by Landlord, who, if required by Landlord, deliver to Landlord before commencement of their work proof of such insurance coverage as Landlord may require, with Landlord named as an additional insured, and (g) is done only at such time and in such manner as Landlord may reasonably specify. Any such change, addition or improvement shall immediately become the property of Landlord. Tenant shall promptly pay the entire cost of any such change, addition or improvement. Tenant shall indemnify, defend and hold harmless Landlord from and against all liens, claims, damages, losses, liabilities and expenses, including attorneys' fees, which may arise out of, or be connected in any way with, any such change, addition or improvement. Within ten (10) days following the imposition of any lien resulting from any such change, addition or improvement, Tenant shall cause such lien to be released of record by payment of money or posting of a proper bond.

                  9.3. Access to Premises. Landlord and Landlord's agents, employees and contractors may enter the Premises at reasonable times on reasonable notice to Tenant for the purpose of cleaning, inspecting, altering and repairing the Premises and ascertaining compliance with the provisions of this Lease by Tenant. Landlord shall have free access to the Premises in an emergency. Landlord may also show the Premises to prospective purchasers, tenants or mortgagees at reasonable times. Tenant waives any claim for any damage, injury or inconvenience to, or interference with, Tenant's business, occupancy or quiet enjoyment of the Premises and other loss occasioned by such entry, unless caused by Landlord's willful misconduct or gross negligence. Landlord shall at all times have a key with which to unlock all of the doors in the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance).

----------------------

(17) , subject to normal and reasonable wear and tear.

         10.      Assignment.
                  -----------

                  10.1. Prohibition. Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage, encumber, pledge or hypothecate this Lease or Tenant's interest in this Lease, in whole or in part, permit the use of the Premises or any part of the Premises by any persons other than Tenant or Tenant's employees, or sublease the Premises or any part of the Premises, without the prior written consent of Landlord. Any transfer of this Lease from Tenant by merger, consolidation, liquidation or transfer of assets shall constitute an assignment for the purposes of this Lease. If Tenant is a corporation, an unincorporated association or a partnership, the assignment, transfer, mortgage, encumbrance, pledge or hypothecation of any stock or interest in such corporation, association or partnership in the aggregate in excess of forty-nine percent (49%) shall be deemed an assignment within the meaning of this Paragraph. Consent to any assignment or subleasing shall not operate as a waiver of the necessity for consent to any subsequent assignment or subleasing and the terms of such consent shall be binding on any person holding by, through or under Tenant. At Landlord's option, any assignment or sublease without Landlord's prior written consent shall be void ab initio (from the beginning).(18)

--------------------------

(18) Landlord shall not unreasonably withhold or delay its consent to an assignment of this Lease or a subleasing of the whole or a portion of the Premises for substantially the remainder of the term, provided that:

                           (a) Tenant  prvides to Landlord  (i) any  information
reasonably required by Landlord with respect to the nature and character of the proposed assignee or subtenant and its business, activities and intended use of the Premises, (ii) any references and current financial information reasonably required by Landlord with respect to the net worth, credit and financial responsibility of the proposed assignee or subtenant, and (iii) an executed counterpart of the assignment or sublease agreement;

                           (b) the nature and character of the proposed assignee
or subtenant and its business, activities and intended use of the Premises are, in Landlord's reasonable judgment, suitable to and in keeping with the standards of the Building and the floor or floors on which the Premises ared located, and in compliance with all applicable laws, ordinances, rules and regulations;

                           (c) the proposed assignee or subtenant is a reputable
party whose net worth, credit and financial responsibility are, considering the responsibilities involved, reasonably satisfactory to Landlord;

                           (d) the proposed assignee or subtenant is not then an
occupant of any part of the Building or of any other building within the RiverPark Corporate Center development or a party who dealt with the Landlord or any employee, agent or representative of Landlord (directly or through a broker) with respect to space in the Building or of any other building within the RiverPark corporate Center development during the twelve (12) months immediately preceding Tenant's request for Landlord's consent; and

                           (e) Tenant shall have complied with the provisions in
Paragraph 10.2 and Landlord shall not have made any of the elections provided for in such Paragraph.

                  If Tenant believes that Landlord has unreasonably withheld its consent, Tenant's sole remedy shall be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction of Landlord's agreement to give its consent. In no event shall Tenant have any right to damages.

                  10.2. Termination. If Tenant requests Landlord's consent to an assignment of this Lease or to a subleasing of the whole or any part of the Premises, Tenant shall submit to Landlord the terms of such assignment or subleasing, the name and address of the proposed assignee or subtenant, such information relating to the nature of such assignee's or subtenant's business and finances as Landlord may reasonably require and the proposed effective date (the "Effective Date") of the proposed assignment or subleasing (which Effective Date shall be neither less than thirty (30) nor more than ninety (90) days following the date of Tenant's submission of such information). On receipt of such request and all such information from Tenant, Landlord may, by notice within thirty (30)(19) days after such receipt, terminate this Lease if the request is to assign this Lease or to sublease all of the Premises or, if the request is to sublease a portion of the Premises only, terminate this Lease with respect to such portion, in each case as of the Effective Date, unless within five (5) business days after notice from Landlord to Tenant of such termination, Tenant withdraws such request. Such right to terminate shall be for any reason, including, without limitation, the right to retain all profits of such assignment or sublease. If Landlord exercises such termination right, Tenant shall surrender possession of the entire Premises or the portion that is the subject of the right, as the case may be, on the Effective Date in accordance with the provisions of Paragraph 17. If this Lease is terminated as to a portion of the Premises only, the rent payable by Tenant under this Lease shall be reduced proportionately commencing as of the Effective Date, based on the percentage of the Premises as to which this Lease has been terminated.

                  10.3. Landlord's Rights. If this Lease is assigned or if all or any portion of the Premises is subleased or occupied by any person other than Tenant without obtaining Landlord's consent, Landlord may collect rent and other charges from such assignee or other party, and apply the amount collected to the rent and other charges payable under this Lease, but such collection shall not constitute consent or waiver of the necessity of consent to such assignment or subleasing, nor shall such collection constitute the recognition of such assignee or subtenant as Tenant under this Lease or a release of Tenant from the further performance of all of the covenants and obligations of Tenant contained in this Lease. No consent by Landlord to any assignment or subleasing by Tenant shall relieve Tenant of any obligation to be paid or performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subleasing, but rather Tenant and Tenant's assignee or subtenant, as the case may be, shall be jointly and severally primarily liable for such payment and performance. Tenant shall reimburse Landlord for Landlord's(20) attorneys' and other fees and costs incurred in connection with both determining whether to give consent and giving consent. No assignment or subleasing under this Lease shall be effective unless and until Tenant provides to Landlord an executed counterpart of the assignment or sublease agreement, which shall specifically state that (a) such agreement is subject to all of the provisions of this Lease,
(b) in the case of an assignment, the assignee assumes and agrees to perform all of Tenant's obligations under this Lease, (c) the assignee or subtenant, as the

---------------------
(19) fifteen (15)

(20) Landlord may require Tenant to reimburse Landlord for Landlor's reasonable case may be, may not further assign such agreement, or allow the Premises to be used by others, without the prior written consent of Landlord in each instance,
(d) a consent by Landlord to such assignment or subleasing shall not be deemed or construed to modify, amend or affect the provisions of this Lease or Tenant's obligations under this Lease, which shall continue to apply to the Premises and the occupants of the Premises as if the assignment or sublease had not been made, (e) if Tenant defaults in the payment of any amounts due under this Lease, Landlord is authorized to collect any rents or other amounts due from any assignee, subtenant or other occupant of the Premises and to apply the net amounts collected to the sums payable under this Lease, and (f) the receipt by Landlord of any amounts from an assignee, subtenant or other occupant of any part of the Premises shall not be deemed or construed as releasing Tenant from Tenant's obligations under this Lease or the acceptance of that party as a direct tenant. If all or any portion of the Premises is assigned or subleased and the compensation to be received by Tenant exceeds the Basic Monthly Rent (or pro rata portion of the Basic Monthly Rent, as the case may be) applicable to the portion being assigned or subleased, Tenant shall pay such excess to Landlord on the first day of each calendar month.

         11.  Indemnity; Waiver and Release.
              -----------------------------

                  11.1. Indemnity. Tenant shall indemnify, defend and hold harmless Landlord and Landlord's employees and agents from and against all demands, claims, causes of action, judgments, losses, damages, liabilities, fines, penalties, costs and expenses, including attorneys' fees, arising from the occupancy or use of the Property by Tenant or Tenant's Occupants, any hazardous substances, hazardous wastes, pollutants or contaminants deposited, released or stored by Tenant or Tenant's Occupants on the Property, the conduct of Tenant's business on the Property, any act or omission done, permitted or suffered by Tenant or any of Tenant's Occupants, any default or nonperformance by Tenant under this Lease, any injury or damage to the person, property or business of Tenant or Tenant's Occupants or any litigation commenced by or against Tenant to which Landlord is made a party without willful misconduct or gross negligence on the part of Landlord. If any action or proceeding is brought against Landlord or Landlord's employees or agents by reason of any of the matters set forth in the preceding sentence, Tenant, on notice from Landlord, shall defend Landlord at Tenant's expense with counsel reasonably satisfactory to Landlord. The provisions of this Paragraph 11.1 shall survive the expiration of the Term or sooner termination of this Lease.

                  11.2. Waiver and Release. Tenant waives and releases all claims against Landlord and Landlord's employees and agents with respect to all matters for which Landlord has disclaimed liability or responsibility pursuant to the provisions of this Lease. In addition, Landlord and Landlord's employees and agents shall not be liable for any loss, injury, death or damage to persons, property or Tenant's business resulting from any theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, order of governmental body or authority, fire, explosion, falling object, steam, water, rain, snow, ice, wind and other weather-related occurrences, breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, construction, repair or alteration of the Premises or other cause beyond Landlord's reasonable control.

         12. Insurance. On or before the date of this Lease, Tenant shall, at Tenant's sole cost, procure and continue in force the following insurance coverage: (a) commercial general liability insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000 per occurrence, including, without limitation, contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in Paragraph 11.1; (b) property insurance with special causes of loss including theft coverage, insuring against fire, extended coverage risks, vandalism and malicious mischief, and including boiler and sprinkler leakage coverage, in an amount equal to the full replacement cost (without deduction for depreciation) of all furnishings, trade fixtures, leasehold improvements, equipment and other personal property from time to time situated in or on the Premises; and (c) workers' compensation insurance satisfying Tenant's obligations under the workers' compensation laws of the state of Utah. Such minimum limits shall in no event limit the liability of Tenant under this Lease. Such liability insurance shall name Landlord and any other person specified from time to time by Landlord as an additional insured, such property insurance shall name Landlord as a loss payee as Landlord's interests may appear, and both such liability and property insurance shall be with companies acceptable to Landlord having a rating of not less than A:XII in the most recent issue of Best's Key Rating Guide, Property-Casualty. All liability policies maintained by Tenant shall contain a provision that Landlord and any other additional insured, although named as an insured, shall nevertheless be entitled to recover under such policies for any loss sustained by Landlord and Landlord's agents and employees as a result of the acts or omissions of Tenant. Tenant shall furnish Landlord with certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord by the insurer. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry, and shall only be subject to such deductibles as may be approved in writing in advance by Landlord. Tenant shall, at least ten (10) days prior to the expiration of such policies, furnish Landlord with renewals of, or binders for, such policies. Landlord and Tenant waive all rights to recover against each other, against any other tenant or occupant of the Building and against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees or business visitors of each other or of any other tenant or occupant of the Building, for any loss or damage arising from any cause covered by any insurance carried by the waiving party, but only to the extent that such loss or damage is actually covered. Landlord and Tenant shall cause their respective insurance carriers to issue appropriate waivers of subrogation rights endorsements to all policies of insurance carried in connection with the Premises or the contents of the Premises. Tenant shall cause all other occupants of the Premises claiming by, through or under Tenant to execute and deliver to Landlord a waiver of claims similar to the waiver contained in this Paragraph and to obtain such waiver of subrogation rights endorsements. Any mortgage lender holding an interest in any part of the Property may, at Landlord's option, be afforded coverage under any policy required to be secured by Tenant under this Lease by use of a mortgagee's endorsement to the policy concerned.

         13. Damage or Destruction. If the Premises are partially damaged or destroyed by any casualty insured against under any insurance policy maintained by Landlord, Landlord shall, on receipt of the insurance proceeds, repair the Premises to substantially the condition in which the Premises were immediately prior to such damage or destruction. Landlord's obligation under the preceding sentence shall not exceed the lesser of the cost of the standard improvements installed by Landlord in the Premises, or the proceeds received by Landlord from any insurance policy maintained by Landlord. Until such repair is complete, the Basic Monthly Rent shall be abated proportionately commencing on the date of such damage or destruction as to that portion of the Premises rendered untenantable, if any. If (a) by reason of such occurrence the Premises are rendered wholly untenantable, (b) the Premises are damaged as a result of a risk not covered by insurance, (c) the Premises are damaged in whole or in part during the last twelve (12) months of the Term, (d) the Premises or the Building (whether or not the Premises are damaged) is damaged to the extent of twenty-five percent (25%) or more of the then-replacement value of either or to the extent that it would take, in Landlord's opinion, in excess of ninety (90) days to complete the requisite repairs, or (e) insurance proceeds adequate to repair the Property are not available to Landlord for any reason, Landlord may either elect to repair the damage or cancel this Lease by notice of cancellation within thirty (30) days after such event, and on such notice Tenant shall vacate and surrender the Premises to Landlord. If Landlord elects to repair any such damage, any abatement of Basic Monthly Rent shall end on notice given by Landlord to Tenant that the Premises have been repaired(21). If the damage is caused by the negligence of Tenant or Tenant's Occupants, Basic Monthly Rent shall not abate. Except for abatement of Basic Monthly Rent, if any, Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration,(22) nor may Tenant terminate this Lease as the result of any statutory provision in effect on or after the date of this Lease pertaining to the damage and destruction of the Premises or the
Building. The proceeds of all insurance carried by Tenant on Tenant's furnishings, trade fixtures, leasehold improvements, equipment and other personal property shall be held in trust by Tenant for the purpose of the repair and replacement of the same. Landlord shall not be required to repair any damage to, or to make any restoration or replacement of, any furnishings, trade fixtures, leasehold improvements, equipment and other personal property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Unless this Lease is terminated by Landlord pursuant to this Paragraph, Tenant shall be required to restore or replace such furnishings, trade fixtures, leasehold improvements, equipment and other personal property on damage or destruction in at least a condition equal to that existing prior to such event.

         14. Condemnation. As used in this Paragraph, the term "Condemnation Proceedings" means any actions or proceedings in which any interest in the Property is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or by purchase or other means in lieu of such exercise. If the whole of the Premises is taken through Condemnation Proceedings, this Lease shall automatically terminate as of the date of the taking. The phrase "as of the date of the taking" means the date of taking actual physical possession by the condemning authority or such earlier date as the condemning authority gives notice that it is deemed to have taken possession. If part, but not all, of the Premises is taken, either Landlord or

----------------------
(21) , provided that the Premises are, in fact, repaired

(22) unless caused by the gross negligence, willful misconduct or breach of this Lease by Landlord or its employees or agents,

Tenant may terminate this Lease. Landlord may terminate this Lease if any portion of the Property (whether or not including the Premises) is taken which, in Landlord's reasonable judgment, substantially interferes with Landlord's ability to operate or use the Property for the purposes for which the Property was intended. Any such termination must be accomplished through written notice given no later than thirty (30) days after, and shall be effective as of, the date of such taking. In all other cases, or if neither Landlord nor Tenant exercises its right to terminate, this Lease shall remain in effect. If a portion of the Premises is taken and this Lease is not terminated, the Basic Monthly Rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Premises immediately prior to the taking. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or total taking, including any award for severance damage and any sums compensating for diminution in the value of or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of Landlord, provided that Tenant shall be entitled to any award for the loss of, or damage to, Tenant's trade fixtures or loss of business and moving expenses, if a separate award is actually made to Tenant and if the same will not reduce Landlord's award. Tenant shall have no claim against Landlord for the occurrence of any Condemnation Proceedings, or for the termination of this Lease or a reduction in the Premises as a result of any Condemnation Proceedings.

         15. Landlord's Financing. This Lease shall be subordinate to any existing first mortgage, first deed of trust, ground lease, declaration of covenants, conditions, easements and restrictions and all renewals, modifications, amendments, consolidations, replacements and extensions of any such instruments. No documentation other than this Lease shall be required to evidence such subordination. If the holder of any mortgage or deed of trust elects to have this Lease superior to the lien of its mortgage or deed of trust and gives written notice of such election to Tenant, this Lease shall be deemed prior to such mortgage or deed of trust. Tenant shall execute such documents as may(23) be required by Landlord to confirm such subordination or priority within ten (10) days after request, provided that the lender concerned concurrently provides to Tenant a non-disturbance agreement. Tenant shall from time to time if so requested by Landlord and if doing so will not materially and adversely affect Tenant's economic interests under this Lease, join with Landlord in amending this Lease so as to meet the needs or requirements of any lender that is considering making or that has made a loan secured by all or any portion of the Property. Any sale, assignment or transfer of Landlord's interest under this Lease or in the Premises, including any such disposition resulting from Landlord's default under a debt obligation, shall be subject to this Lease and Tenant shall attorn to Landlord's successors and assigns and shall recognize such successors or assigns as Landlord under this Lease, regardless of any rule of law to the contrary or absence of privity of contract.

         16.      Default.
                  --------

                  16.1. Default by Tenant. The occurrence of any of the following events shall constitute a default by Tenant under this Lease: (a) Tenant fails to pay in a timely manner any installment of Basic Monthly Rent,

--------------------
(23) reasonably

Tenant's Share of Operating Expenses or any other sum due under this Lease within three (3)(24) business days after written notice is given to Tenant that the same is past due; (b) Tenant fails to observe or perform in a timely manner any other term, covenant or condition to be observed or performed by Tenant under this Lease within three (3) business(25) days after written notice is given to Tenant of such failure; provided, however, that if more than three (3) business(26) days is reasonably required to cure such failure, Tenant shall not be in default if Tenant commences such cure within such three (3)(27) day period and diligently prosecutes such cure to completion; (c) Tenant or any guarantor of this Lease dies (if an individual), files a petition in bankruptcy, becomes insolvent, has taken against such party in any court, pursuant to state or federal statute, a petition in bankruptcy or insolvency or for reorganization or appointment of a receiver or trustee, petitions for or enters into an arrangement for the benefit of creditors or suffers this Lease to become subject to a writ of execution; (d) Tenant vacates or abandons the Premises; or (e) any guarantor of this Lease attempts to rescind or terminate its guaranty.

                  16.2. Remedies. On any default by Tenant under this Lease, Landlord may at any time, without waiving or limiting any other right or remedy available to Landlord, (a) perform in Tenant's stead any obligation that Tenant has failed to perform, and Landlord shall be reimbursed promptly for any cost incurred by Landlord with interest from the date of such expenditure until paid in full at the greater of the prime rate then charged by Zions First National Bank, Salt Lake City (or any other bank designated by Landlord), plus four percent (4%), or eighteen percent (18%)(28) per annum (the "Interest Rate"), (b) terminate Tenant's rights under this Lease by written notice, (c) reenter and take possession of the Premises by any lawful means (with or without terminating this Lease), or (d) pursue any other remedy allowed by law. Tenant shall pay to Landlord the cost of recovering possession of the Premises, all costs of reletting, including reasonable renovation, remodeling and alteration of the Premises, the amount of any commissions paid by Landlord in connection with such reletting, and all other costs and damages arising out of Tenant's default, including attorneys' fees and costs. Notwithstanding any termination or reentry, the liability of Tenant for the rent payable under this Lease shall not be extinguished for the balance of the Term, and Tenant agrees to compensate Landlord on demand for any deficiency, whether arising from (v) reletting the Premises at a lesser rent than applies under this Lease, (w) reletting the Premises for a term shorter than the remaining Term, (x) reletting less than all of the Premises, (y) any default in the payment of rent by any person to whom Landlord relets the Premises, or (z) any other cause whatsoever. No reentry to or taking possession of the Premises or other action by Landlord or its agents

----------------------
(24) five (5)

(25) ten (10) calendar

(26) ten (10) calendar

(27) ten (10)

(28) twelve percent (12%)
on or following the occurrence of any default by Tenant shall be construed as an election by Landlord to terminate this Lease or as an acceptance of any surrender of the Premises, unless Landlord provides Tenant written notice of such termination or acceptance.

                  16.3. Past Due Amounts. If Tenant fails to pay(29) when due any amount required to be paid by Tenant under this Lease, such unpaid amount shall bear interest at the Interest Rate from the due date of such amount to the date of payment in full, with interest. In addition, Landlord may also charge a sum of five percent (5%) of such unpaid amount as a service fee. This late payment charge is intended to compensate Landlord for Landlord's additional administrative costs resulting from Tenant's failure to perform in a timely manner Tenant's obligations under this Lease, and has been agreed on by Landlord and Tenant after negotiation as a reasonable estimate of the additional administrative costs which will be incurred by Landlord as a result of such failure. The actual cost in each instance is extremely difficult, if not impossible, to determine. This late payment charge shall constitute liquidated damages and shall be paid to Landlord together with such unpaid amount. The payment of this late payment charge shall not constitute a waiver by Landlord of any default by Tenant under this Lease. All amounts due under this Lease are and shall be deemed to be rent or additional rent, and shall be paid without abatement, deduction, offset, prior notice or demand (unless expressly provided by the terms of this Lease). Landlord shall have the same remedies for a default in the payment of any amount due under this Lease as Landlord has for a default in the payment of Basic Monthly Rent.

                  16.4. Default by Landlord. Landlord shall not be in default under this Lease unless Landlord fails to perform an obligation required of Landlord under this Lease within thirty (30) days after written notice by Tenant to Landlord and the holder of any mortgage or deed of trust covering the Property whose name and address have been furnished to Tenant in writing, specifying the respects in which Landlord has failed to perform such obligation, and such holder fails to perform such obligation within a second thirty (30) day period commencing on the expiration of such first thirty (30) day period. If the nature of such obligation is such that more than thirty (30) days are reasonably required for performance or cure, Landlord shall not be in default if Landlord or such holder commences performance within their respective thirty (30) day periods and after such commencement diligently prosecutes the same to completion. In no event may Tenant terminate this Lease or withhold the payment of rent or other charges provided for in this Lease as a result of Landlord's default.

         17.      Expiration or Termination.
                  --------------------------

                  17.1. Surrender of Premises. On the expiration of the Term or sooner termination of this Lease, Tenant shall, at Tenant's sole cost, (a) promptly and peaceably surrender the Premises to Landlord "broom clean," in good order and condition, (b) repair any damage to the Property caused by or in

--------------------
(29) within five (5) calendar days after the date
connection with the removal of any property from the Premises by or at the direction of Tenant, (c) repair, patch and paint in a good and workmanlike manner all holes and other marks in the floors, walls and ceilings of the Premises to Landlord's reasonable satisfaction, and (d) deliver all keys and access cards to the Premises to Landlord. Before surrendering the Premises, Tenant shall, at Tenant's sole cost, remove Tenant's movable personal property and trade fixtures (including signage) only, and all other property shall, unless otherwise directed by Landlord, remain in the Premises as the property of Landlord without compensation; however, Tenant shall not remove any personal property or trade fixtures from the Premises without Landlord's prior written consent if such removal will impair the structure of the Building or Tenant is in default under this Lease. If Tenant is in default under this Lease, Landlord shall have a lien on such personal property, trade fixtures and other property as set forth in Section 38-3-1, et seq., of the Utah Code Ann. (or any replacement provision). Landlord may require Tenant to remove any personal property, trade fixtures, other property, alterations, additions and improvements made to the Premises by Tenant or by Landlord for Tenant including, without limitation, any computer lines, wiring, cabling and facilities and other similar improvements, and to restore the Premises to their condition as of the Commencement Date. All personal property, trade fixtures and other property of Tenant not removed from the Premises on the abandonment of the Premises or on the expiration of the Term or sooner termination of this Lease for any cause shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to, and without any obligation to account to, Tenant or any other person. Tenant shall pay to Landlord all expenses incurred in connection with the disposition of such property in excess of any amount received by Landlord from such disposition. No surrender of the Premises shall be effected by Landlord's acceptance of the keys or of the rent or by any other means without Landlord's written acknowledgement of such acceptance as a surrender. Tenant shall not be released from Tenant's obligations under this Lease in connection with surrender of the Premises until Landlord has inspected the Premises and delivered to Tenant a written release.

                  17.2. Holding Over. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys' fees, resulting from delay by Tenant in surrendering the Premises in accordance with the provisions of this Lease. If Tenant remains in possession of the Premises after the expiration of the Term or sooner termination of this Lease with the prior written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental (and not as a penalty) in the amount of one hundred fifty percent (150%) of the last monthly rental, plus all other charges payable under this Lease, and on all of the terms of this Lease applicable to a month-to-month tenancy.

                  17.3. Survival. The provisions of this Paragraph 17 shall survive the expiration of the Term or sooner termination of this Lease.

         18.      Estoppel Certificate; Financial Statements.
                  -------------------------------------------

                  18.1. Estoppel Certificate. Tenant shall, within ten (10) days after Landlord's request, execute and deliver to Landlord an estoppel certificate in favor of Landlord and such other persons as Landlord shall request setting forth the following: (a) a ratification of this Lease; (b) the Commencement Date and Expiration Date; (c) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writing as shall be stated); (d) that all conditions under this Lease to be performed by Landlord have been satisfied or, in the alternative, those claimed by Tenant to be unsatisfied; (e) that no defenses or offsets exist against the enforcement of this Lease by Landlord or, in the alternative, those claimed by Tenant to exist; (f) the amount of advance rent, if any (or none if such is the case), paid by Tenant; (g) the date to which rent has been paid; (h) the amount of the Security Deposit; and (i) such other information as Landlord may request. Landlord's mortgage lenders and purchasers shall be entitled to rely on any estoppel certificate executed by Tenant.

                  18.2. Financial Statements. Tenant shall, within ten (10)(30) days after Landlord's request, furnish to Landlord current financial statements for Tenant, prepared in accordance with generally accepted accounting principles consistently applied and certified by Tenant to be true and correct(31).

         19.      Parking; Signage.
                  -----------------

                  19.1. Parking. Tenant shall have the non-exclusive right to use a number of parking stalls located on the Property equal to Tenant's Parking Stall Allocation only, and shall not use a number of parking stalls greater than Tenant's Parking Stall Allocation. The use by Tenant of a number of parking stalls greater than Tenant's Parking Stall Allocation shall be a default under this Lease following the giving of notice and the expiration of the applicable cure period described in Paragraph 16.1. Automobiles of Tenant and Tenant's Occupants shall be parked only within parking areas not otherwise reserved by Landlord or specifically designated for use by any other tenant or Occupants associated with any other tenant. Landlord may from time to time designate parking spaces for Tenant and make such other rules and regulations as Landlord reasonably determines to be necessary or appropriate. Landlord and Landlord's representatives may, without any liability to Tenant or Tenant's Occupants, cause to be removed any automobile of Tenant or Tenant's Occupants that may be parked wrongfully in a prohibited or reserved parking area, and Tenant agrees to indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys' fees, arising in connection with such removal.

                  19.2. Signage. Tenant shall be entitled to Building standard signage on the Building interior directory and exterior monument sign. Tenant shall not place or suffer to be placed on any exterior door, wall or window of the Premises, on any part of the inside of the Premises which is visible from outside of the Premises or elsewhere on the Property, any sign, decoration, lettering, attachment, advertising matter or other thing of any kind, without first obtaining Landlord's written approval. Landlord may, at Tenant's cost, and

----------------------
(30) thirty (30)

(31) , but Tenant shall not be required to do so more often than twice every twelve (12) months without notice or liability to Tenant, enter the Premises and remove any item erected in violation of this Paragraph. Landlord may establish rules and regulations governing the size, type and design of all such items and Tenant shall abide by such rules and regulations. All approved signs or letterings on doors shall be printed, painted and affixed at the sole cost of Tenant by a person approved by Landlord, and shall comply with the requirements of the governmental authorities having jurisdiction over the Property. At Tenant's sole cost, Tenant shall maintain all permitted signs and shall, on the expiration of the Term or sooner termination of this Lease, remove all such permitted signs and repair any damage caused by such removal.

*****[Item 20 crossed out on original]*****
         20. Substitution. At any time after the execution of this Lease, Landlord may substitute for the Premises other premises (the "New Premises") in the Building or within the RiverPark Corporate Center development, in which event the New Premises shall as of the effective date of substitution be deemed to be the Premises for all purposes under this Lease. Such substitution may be made (a) if the New Premises are similar to the Premises in area, and (b) provided Tenant is occupying the Premises at the time of such substitution, if Landlord pays the actual out-of-pocket expense of moving Tenant and Tenant's property to the New Premises and, at Landlord's sole cost, improves the New Premises with improvements substantially similar to those located in the Premises. Landlord shall not be responsible for any other costs that may be incurred by Tenant in connection with such substitution.

         21. Rules. Tenant and Tenant's Occupants shall faithfully observe and comply with all of the rules set forth on the attached Exhibit A, and Landlord may from time to time amend, modify or make additions to or deletions from such rules(32). Such amendments, modifications, additions and deletions shall be effective on notice to Tenant. On any breach of any of such rules, Landlord may exercise any or all of the remedies provided in this Lease on a default by Tenant under this Lease and may, in addition, exercise any remedies available at law or in equity including the right to enjoin any breach of such rules. Landlord shall not be responsible to Tenant for the failure of any other tenant or person to observe any such rules.

         22.      General Provisions.
                  -------------------

                  22.1. No Partnership. Landlord does not by this Lease, in any way or for any purpose, become a partner or joint venturer of Tenant in the conduct of Tenant's business or otherwise.

                  22.2. Force Majeure. If either Landlord or Tenant is delayed or hindered in or prevented from the performance of any act required under this Lease by reason of acts of God, strikes, lockouts, other labor troubles, inability to procure labor or materials, fire, accident, failure of power, restrictive governmental laws, ordinances, regulations or requirements of general applicability, riots, civil commotion, insurrection, war or other reason not the fault of the party delayed, hindered or prevented and beyond the control of such party (financial inability excepted), performance of the action in

---------------------
(32) in a commercially reasonable and non-discriminatory manner question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. The provisions of this Paragraph shall not, however, operate to excuse Tenant from the prompt payment of rent or any other amounts required to be paid under this Lease.

                  22.3. Notices. Any notice or demand to be given by Landlord or Tenant to the other shall be given in writing by personal service, telegram, express mail, Federal Express, DHL or any other similar form of courier or delivery service, or mailing in the United States mail, postage prepaid, certified, return receipt requested and addressed to such party as follows:

         If to Landlord:
         ---------------

                  RiverPark Three, LLC
                  2875 South Decker Lake Drive, Suite 170
                  Salt Lake City, Utah 84119

                  with a required copy to:
                  -----------------------

                  Victor A. Taylor, Esq.
                  Parr, Waddoups, Brown, Gee & Loveless
                  185 South State Street, Suite 1300
                  Salt Lake City, Utah 84111

         If to Tenant:
         -------------

                  Arkona, Inc.
                  ------------
                  10757 South River Front Parkway, Suite 400
                  ------------------------------------------
                  South Jordan, Utah 84095
                  ------------------------

Either Landlord or Tenant may change the address at which such party desires to receive notice on written notice of such change to the other party. Any such notice shall be deemed to have been given, and shall be effective, on delivery to the notice address then applicable for the party to which the notice is directed; provided, however, that refusal to accept delivery of a notice or the inability to deliver a notice because of an address change which was not properly communicated shall not defeat or delay the giving of a notice.

                  22.4. Severability. If any provision of this Lease or the application of any provision of this Lease to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which such provision is held invalid shall not be affected by such invalidity. Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                  22.5. Brokerage Commissions. Except as agreed in writing by Landlord, Tenant represents and warrants that no claims exist for brokerage commissions or finder's fees in connection with this Lease and agrees to indemnify, defend and hold harmless Landlord from and against all claims, liabilities and expenses, including attorneys' fees, arising from any such brokerage commissions or finder's fees.

                  22.6. Use of Pronouns. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, partnership, association, limited liability company, corporation or a group of two or more individuals, partnerships, associations, limited liability companies or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where more than one Landlord or Tenant exists and to individuals, partnerships, associations, limited liability companies, corporations, males or females, shall in all instances be assumed as though in each case fully expressed.

                  22.7. Successors. Except as otherwise provided in this Lease, all provisions contained in this Lease shall be binding on and shall inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and assigns. On any sale or assignment (except for purposes of security or collateral) by Landlord of the Premises or this Lease, Landlord shall, on and after such sale or assignment, be relieved entirely of all of Landlord's obligations under this Lease and such obligations shall, as of the time of such sale or assignment, automatically pass to Landlord's successor in interest.

                  22.8. Recourse by Tenant. Anything in this Lease to the contrary notwithstanding, Tenant shall look solely to the equity of Landlord in the Premises(33), subject to the prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord on any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord, and no other asset of Landlord or any other person shall be subject to levy, execution or other procedure for the satisfaction of Tenant's remedies.

                  22.9. Quiet Enjoyment. On Tenant paying the rent payable under this Lease and observing and performing all of the terms, covenants and conditions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet enjoyment of the Premises for the Term without interference from Landlord, or anyone claiming by, through or under Landlord, subject to all of the provisions of this Lease.

                  22.10. Waiver. No failure by any party to insist on the strict performance of any covenant, duty or condition of this Lease or to exercise any right or remedy consequent on a breach of this Lease shall constitute a waiver of any such breach or of such or any other covenant, duty or condition. Any party may, by notice delivered in the manner provided in this Lease, but shall be under no obligation to, waive any of its rights or any conditions to its obligations under this Lease, or any covenant or duty of any other party. No waiver shall affect or alter the remainder of this Lease but each other

----------------------
(33) Property and the rents, issues and profits therefrom covenant, duty and condition of this Lease shall continue in full force and effect with respect to any other then existing or subsequently occurring breach.

                  22.11. Rights and Remedies. The rights and remedies of Landlord and Tenant shall not be mutually exclusive and the exercise of one or more of the provisions of this Lease shall not preclude the exercise of any other provisions. The parties confirm that damages at law may be an inadequate remedy for a breach or threatened breach by any party of any of the provisions of this Lease. The parties' respective rights and obligations under this Lease shall be enforceable by specific performance, injunction or any other equitable remedy.

                  22.12. Authorization. Each individual executing this Lease does represent and warrant to each other so signing (and each other entity for which another person may be signing) that he has been duly authorized to deliver this Lease in the capacity and for the entity set forth where he signs.

                  22.13. Attorneys' Fees. If any action is brought to recover any rent or other amount under this Lease because of any default under this Lease, to enforce or interpret any of the provisions of this Lease, or for recovery of possession of the Premises, the party prevailing in such action shall be entitled to recover from the other party reasonable attorneys' fees (including those incurred in connection with any appeal), the amount of which shall be fixed by the court and made a part of any judgment rendered. Tenant shall be responsible for all expenses, including, without limitation, attorneys' fees, incurred by Landlord in any case or proceeding involving Tenant or any assignee or subtenant of Tenant under or related to any bankruptcy or insolvency law. The foregoing provisions of this Paragraph 22.13 shall survive the expiration of the Term or sooner termination of this Lease.

                  22.14. Merger. The surrender of this Lease by Tenant, the cancellation of this Lease by agreement of Landlord and Tenant or the termination of this Lease on account of Tenant's default shall not work a merger, and shall, at Landlord's option, either terminate any subleases of part or all of the Premises or operate as an assignment to Landlord of any of those subleases. Landlord's option under this Paragraph 22.14 may be exercised by notice to Tenant and all known subtenants in the Premises.

                  22.15. Miscellaneous. The captions to the Paragraphs of this Lease are for convenience of reference only and shall not be deemed relevant in resolving questions of construction or interpretation under this Lease. Exhibits referred to in this Lease and any addendums, riders and schedules attached to this Lease shall be deemed to be incorporated in this Lease as though a part of this Lease. Tenant shall not record this Lease or a memorandum or notice of this Lease. This Lease and the exhibits, riders and addenda, if any, attached, constitute the entire agreement between the parties. Any guaranty delivered in connection with this Lease is an integral part of this Lease and constitutes consideration given to Landlord to enter into this Lease. No amendment to this Lease shall be binding on Landlord or Tenant unless reduced to writing and signed by both parties. Unless otherwise set forth in this Lease, all references to Paragraphs are to Paragraphs in this Lease. Each provision to be performed by

Tenant shall be construed to be both a covenant and a condition. This Lease shall be governed by and construed and interpreted in accordance with the laws of the state of Utah. Venue on any action arising out of this Lease shall be proper only in the District Court of Salt Lake County, state of Utah. Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of the Premises. Time is of the essence of each provision of this Lease. The submission of this Lease to Tenant is not an offer to lease the Premises or an agreement by Landlord to reserve the Premises for Tenant. Landlord shall not be bound to Tenant until Tenant has duly executed and delivered duplicate original copies of this Lease to Landlord, and Landlord has duly executed and delivered one of those duplicate original copies to Tenant.

         LANDLORD AND TENANT have executed this Lease on the respective dates set forth below, to be effective as of the date first set forth above.


                                    LANDLORD:

                                    RIVERPARK  THREE,  LLC,  by
                                    its Manager:

                                    RIVERPARK HOLDINGS,
                                    a Utah limited liability company



                                    By       /s/ David S. Layton
                                      ------------------------------------------
                                             David S. Layton
                                             Manager

                                    Date     January 28, 2005
                                        ----------------------------------------


                                    TENANT:

                                    ARKONA, INC.



                                    By       Stephen L. Russo
                                      ------------------------------------------

                                    Print or Type Name of Signatory:

                                    Stephen L. Russo
                                    --------------------------------------------

                                    Its      Chief Financial Officer
                                       -----------------------------------------

                                    Date     January 28, 2005
                                        ----------------------------------------

                                    EXHIBIT A

                                       to

                                  OFFICE LEASE

================================================================================

                                      RULES

                  The rules set forth in this Exhibit are a part of the foregoing Office Lease (the "Lease"). Whenever the term "Tenant" is used in these rules, such term shall be deemed to include Tenant and Tenant's Occupants. The following rules may from time to time be modified by Landlord in the manner set forth in the Lease. The terms capitalized in this Exhibit shall have the same meaning as set forth in the Lease.

         1. Obstruction. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Premises. Tenant shall not place any item in any of such locations, whether or not such item constitutes an obstruction, without the prior written consent of Landlord. Landlord may remove any obstruction or any such item without notice to Tenant and at the sole cost of Tenant. Any sidewalks, entries, exits, passages, corridors, halls, lobbies, stairways, elevators or other common facilities of the Building are not for the general public, and Landlord shall in all cases retain the right to control and prevent access to them by all persons whose presence, in the judgment of Landlord, would be prejudicial to the safety, character, reputation or interests of the Property or Landlord's tenants. Tenant shall not go on the roof of the Building.

         2. Deliveries. All deliveries and pickups of supplies, materials, garbage and refuse to or from the Premises shall be made only through such access as may be designated by Landlord for deliveries and only during the ordinary business hours of the Building. Tenant shall not obstruct or permit the obstruction of such access. Tenant shall be liable for the acts and omissions of any persons making such deliveries or pickups.

         3. Moving. Furniture and equipment shall be moved in and out of the Building only through such access as may be designated by Landlord for deliveries and then only during such hours and in such manner as may be prescribed by Landlord. If Tenant's movers damage any part of the Improvements, Tenant shall pay to Landlord on demand the amount required to repair such damage.

         4. Heavy Articles. No safe or article, the weight of which may, in the reasonable opinion of Landlord, constitute a hazard of damage to the Building, shall be moved into the Premises. Other safes and heavy articles shall be moved into, from or about the Building only during such hours and in such manner as shall be prescribed by Landlord, and Landlord may designate the location of such safes and articles.

         5. Building Security. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. that evening and 8:00 a.m. the following day, access to the Building, the halls, corridors, elevators or stairways in the Building or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge or has a pass and is properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the event of an invasion, mob, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors of the Building or any other reasonable method, for the safety of the tenants and protection of the Building and property in the Building. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building. Tenant shall be entitled to receive a number of key cards for after-hours access to the Building equal to Tenant's Parking Stall Allocation. Replacements cards for any key cards that are lost or stolen may be issued by Landlord for a handling fee to be reasonably determined by Landlord, but such fee will not be less than $10 per replacement card.

         6. Pass Key. The janitor of the Building may at all times keep a pass key to the Premises, and such janitor and other agents of Landlord shall at all times be allowed admittance to the Premises.

         7. Locks, Access Cards and Keys. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of access cards and keys to the Premises and to the toilet rooms, if locked by Landlord, will be furnished by Landlord, and Tenant shall not have any additional access cards or keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all access cards and keys to offices and toilet rooms and provide Landlord with all combinations and keys for any locks, safes, cabinets and vaults remaining in the Premises. Tenant shall keep the doors of the Premises closed and securely locked when Tenant is not at the Premises.

         8. Use of Water Fixtures. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended. No foreign substances of any kind shall be placed in them, and any damage resulting to the same from use on the part of Tenant shall be paid for by Tenant. No persons shall waste water by tying back or wedging the faucets or in any other manner. On leaving the Premises, Tenant shall shut off all water faucets and major electrical apparatus located within the Premises.

         9. No Animals; Excessive Noise. No animals shall be allowed in the Building, other than guide dogs for hearing or vision-impaired persons. No persons shall disturb the occupants of the Building or adjoining buildings or space by the use of any electronic equipment or musical instrument or by the making of loud or improper noises.

         10. Bicycles. Bicycles and other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by Landlord for bicycle parking.

         11. Trash. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant out of the windows or doors, or down the corridors or ventilating ducts or shafts, of the Building. All trash and refuse shall be placed in receptacles provided by Landlord for the Building or by Tenant for the Premises.

         12. Exterior Windows, Walls and Doors. No window shades, blinds, curtains, shutters, screens or draperies shall be attached or detached by Tenant and no awnings shall be placed over the windows without Landlord's prior written consent.

         13. Hazardous Operations and Items. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord's prior written consent. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

         14. Hours for Repairs, Maintenance and Alteration. Any repairs, maintenance and alterations required or permitted to be done by Tenant under the Lease shall be done only during the ordinary business hours of the Building unless Landlord shall have first consented in writing to such work being done at other times. If Tenant desires to have such work done by Landlord's employees on Saturdays, Sundays, holidays or weekdays outside of ordinary business hours, Tenant shall pay the extra cost for such labor.

         15. No Defacing of Premises. Except as permitted by Landlord by prior written consent, Tenant shall not mark on, paint signs on, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building, and any defacement, damage or injury directly or indirectly caused by Tenant shall be paid for by Tenant. Pictures or diplomas shall be hung on tacks or small nails; Tenant shall not use adhesive hooks for such purposes.

****(Item 16 crossed out on original)*****
         16. Chair Pads. Tenant shall, at Tenant's sole cost, install and maintain under all caster chairs a chair pad to protect the carpeting.

         17. Solicitation; Food and Beverages. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, install or permit the installation or use of any machine or equipment for dispensing food or beverage in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises, without the prior written approval of Landlord and only in compliance with arrangements prescribed by Landlord. Only persons approved by Landlord shall be permitted to serve, distribute or deliver food and beverage within the Building or to use the public areas of the Building for that purpose. No cooking shall be done or permitted by Tenant on the Premises.(34) Tenant may use a microwave oven and coffee pot in connection with its use of the Premises.(35)

         18. Directory. Any bulletin board, directory or monument sign for Building tenants shall be provided exclusively for the display of the name and location of Building tenants only and Landlord reserves the right to exclude any other names. Landlord reserves the right to review and approve all signage and directory listings. Tenant shall pay Landlord's reasonable charges for changing any directory listing at Tenant's request.

         19. Building Name. Landlord may, without notice or liability to Tenant, name the Building and change the name, number or designation by which the Building is commonly known. Tenant shall not use the name of the Building for any purpose other than the address of the Building.

         20. Expulsion. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

         21. Public Areas. Landlord may control and operate the public portions of the Building, and the public facilities, and heating and air-conditioning, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.

--------------------------
(34) Notwithstanding the foregoing to the contrary,

(35) Nothing in this Paragraph 17 shall limit Tenant or its employees from ordering and consuming typical and customary take-out food such as pizza, Chinese, etc., with beverages.

                                    EXHIBIT B

                                       to

                                  OFFICE LEASE


                             DESCRIPTION OF PREMISES

         The Premises referred to in the foregoing instrument are shown on the attached diagram(s).

                                    EXHIBIT C

                                       to

                                  OFFICE LEASE


                      PREPARATION OF PREMISES FOR OCCUPANCY

         Landlord shall improve the Premises in accordance the following attachments:

         1.       Tenant Floorplan

2.       Description of Tenant Improvements

3.       Building Standards and Specifications

         Any additional improvements shall be at Tenant's sole cost and expense.

                                    EXHIBIT D

                                       to

                                  OFFICE LEASE


                          COMMENCEMENT DATE CERTIFICATE

         THE UNDERSIGNED, Landlord and Tenant, respectively, under that certain Office Lease (the "Lease"), dated , 20 , agree that the "Commencement Date," as defined in Paragraph 1.3 of the Lease, is , 20 , and that the "Expiration Date," as defined in Paragraph 1.5 of the Lease, is . As used in the Lease, "Basic Monthly Rent" means the following amount(s) per calendar month for the period(s) indicated:

                                                            Annual Cost Per
         Period(s)                 Basic Monthly Rent       Rentable Square Foot
         ---------                 ------------------       --------------------

                   through         $         per month       $
--------------------------         -------------------       --------
                  , inclusive
-----------------------------

                   through         $         per month       $
--------------------------         -------------------       --------
                  , inclusive
-----------------------------

                   through         $         per month       $
--------------------------         -------------------       --------
                  , inclusive
-----------------------------

                   through         $         per month       $
--------------------------         -------------------       --------
                  , inclusive
-----------------------------

                   through         $         per month       $
--------------------------         -------------------       --------
                  , inclusive
-----------------------------

         LANDLORD AND TENANT have executed this Commencement Date Certificate on the respective dates set forth below.


                                    LANDLORD:

                                    RIVERPARK  THREE,  LLC,  by
                                    its Manager:

                                    RIVERPARK HOLDINGS,
                                    a Utah limited liability company



                                    By
                                      ------------------------------------------
                                             David S. Layton
                                             Manager

                                    Date
                                        ----------------------------------------


                                    TENANT:

                                    ARKONA, INC.



                                    By
                                      ------------------------------------------

                                    Print or Type Name of Signatory:



                                    Its
                                       -----------------------------------------

                                    Date
                                        ----------------------------------------